                                                                      Exhibit 24


                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Tod R. Hamachek, Jeffrey T. Cook, and each of them, severally as attorney-in-fact for him or her in any and all capacities, to sign the Annual Report on Form 10-K of PENWEST, LTD. for the fiscal year ended August 31, 1995, and to file same and any amendments, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

SIGNATURE                                    DATE
---------                                    ----

/s/ R.E. Engebrecht                          October 24, 1995
--------------------------------------       ------------------------------
    Richard E. Engebrecht, Director

/s/ Tod R. Hamachek                          October 24, 1995
--------------------------------------       ------------------------------
    Tod R. Hamachek, Director

/s/ C. Calvert Knudsen                       October 24, 1995
--------------------------------------       ------------------------------
    C. Calvert Knudsen, Director

/s/ Harry Mullikin                           October 24, 1995
--------------------------------------       ------------------------------
    Harry Mullikin, Director

/s/ Sally G. Narodick                        October 24, 1995
--------------------------------------       ------------------------------
    Sally G. Narodick, Director

/s/ William G. Parzybok, Jr.                 October 24, 1995
--------------------------------------       ------------------------------
    William G. Parzybok, Jr., Director

/s/ N. Stewart Rogers                        October 24, 1995
-----------------------------------          ------------------------------
    N. Stewart Rogers, Director

/s/ William K. Street                        October 24, 1995
-----------------------------------          ------------------------------
    William K. Street, Director

/s/ James H. Wiborg                          October 24, 1995
-----------------------------------          ------------------------------
    James H. Wiborg, Director

/s/ Paul H. Hatfield                         October 24, 1995
-----------------------------------          ------------------------------
    Paul H. Hatfield, Director